SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2008 (December 29, 2008)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices)

(626) 839-9116
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective December 29, 2008, the Audit Committee of the Board of Directors of Ever-Glory International Group, Inc. (“Ever-Glory” or the “Registrant” or the “Issuer”), approved the Denver, Colorado firm of GHP Horwath, P.C. as the independent auditor to audit Ever-Glory’s consolidated financial statements for the fiscal year ended December 31, 2008 and any subsequent interim periods. During the Registrant’s past year, neither the Registrant nor anyone on its behalf has consulted with GHP Horwath, P.C. regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

At the same meeting, the Audit Committee of Ever-Glory’s Board of Directors decided to not re-engage Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as its independent auditor. The chairman of Ever-Glory’s Audit Committee provided notice to Moore Stephens  that it had not been re-engaged on December 29, 2008.

Moore Stephens audited Ever-Glory’s consolidated financial statements for the fiscal year ended December 31, 2007.  No reports on the financial statements prepared by Moore Stephens over the past year contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s most recent fiscal year ended December 31, 2007 and the subsequent interim periods, there were no disagreements between the Registrant and Moore Stephens concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Moore Stephens’ satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Ever-Glory provided Moore Stephens with a copy of the foregoing disclosures and requested from Moore Stephens a letter addressed to the Commission stating whether Moore Stephens agrees with the statements made by Ever-Glory in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Moore Stephens’ letter is attached as an exhibit to this report as Exhibit 16.1 on this Current Report on Form 8-K.

The Company also announced these events by press release on December 31, 2008, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

Exhibit Number	Description

16.1	Letter from Moore Stephens Wurth Frazer and Torbet, LLP dated December 31, 2008 addressed to the Securities and Exchange Commission.
99.1	Press Release dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: December 31, 2008	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Moore Stephens, Josephs, Levine & Company, LLC, dated December 31, 2008 addressed to the Securities and Exchange Commission.
99.1	Press Release dated December 31, 2008.